EXECUTION VERSION

AMENDMENT NO. 1 dated as of March 2, 2006 (this “Amendment”) to the Three-Year Term Loan Agreement (as amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) dated as of September 28, 2005, among LAKESIDE FARM INDUSTRIES LTD., an Alberta corporation (the “Borrower”); TYSON FOODS, INC., a Delaware corporation (the “Guarantor”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., TORONTO BRANCH; as administrative agent (the “Administrative Agent”); MERRILL LYNCH CAPITAL CANADA INC., as syndication agent; and RABOBANK NEDERLAND CANADIAN BRANCH and BNP PARIBAS (CANADA), as documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Term Loan Agreement.

B. Each of the Guarantor and the Borrower has requested that the Lenders amend certain provisions of the Term Loan Agreement. The Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Term Loan Agreement is hereby amended as follows:

(i) by adding the following definitions in the appropriate alphabetical order:

“Designated Account” means a deposit account established by the Guarantor with the Old Notes Trustee at the time of the issuance and sale of the New Notes pursuant to an irrevocable agreement satisfactory in form and substance to the Administrative Agent providing that amounts held in such account will be released solely to the Old Notes Trustee for application to repay amounts due in respect of the Old Notes upon the maturity or redemption of such Old Notes.

“New Notes” means a series of senior unsecured notes of the Guarantor to be issued prior to October 1, 2006, for the primary purpose of refinancing, the Old Notes.

“Old Notes” means the Guarantor’s outstanding 7.25% Notes due October 1, 2006.

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“Old Notes Trustee” means JPMorgan Chase Bank, N.A., as Trustee under the Supplemental Indenture, dated as of October 1, 2001, between the Borrower and The Chase Manhattan Bank (now know as JPMorgan Chase Bank, N.A.) governing the Old Notes.

(ii) The definition of each of the following terms in Section 1.01 of the Term Loan Agreement is hereby amended to read in its entirety as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) extraordinary losses for such period, (v) noncash charges to the extent solely attributable to unrealized losses under SFAS 133 (provided that any cash payment made with respect to any such noncash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) and (vi) in the case of any period, noncash charges to the extent solely attributable to plant closures (provided that any cash payment made with respect to any such noncash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) minus (b) without duplication and to the extent included in determining such Net Income, the sum of (i) any extraordinary gains for such period and (ii) noncash gains to the extent solely attributable to unrealized gains under SFAS 133 (provided that any cash received with respect to any such noncash gain shall be added in computing Consolidated EBITDA during the period in which such cash is received), all determined on a consolidated basis in accordance with GAAP; provided that for the purposes of determining the Leverage Ratio, if the Guarantor or any of its consolidated Subsidiaries has made any Material Acquisition or Material Disposition during the period of four consecutive fiscal quarters ended on the date on which the most recent fiscal quarter ended, Consolidated EBITDA for the relevant period for testing compliance shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition had occurred on the first day of the relevant period for testing compliance. As used in this definition, (A) “Material Acquisition” means any acquisition or series of related acquisitions of property that (x) constitutes all or substantially all of the Stock or all or substantially all of the assets of any Person or comprises all or substantially all of any operating unit of a business and (y) involves consideration in excess of $500,000,000 and (B) “Material Disposition” means any sale, transfer, lease or other disposition or series of related sales, transfers, leases or other dispositions of property that (x) constitutes all or substantially all of the Stock or all or substantially all of the assets of any Subsidiary of the Guarantor or involves assets comprising all or substantially all of any operating unit of a business of the Guarantor or any of its Subsidiaries and (y) yields gross proceeds to the Guarantor or any of its Subsidiaries in excess of $500,000,000.

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“Indebtedness for Borrowed Money” means the sum of all Indebtedness of the Guarantor and its consolidated Subsidiaries of the types referred to in clauses (a), (b) and (d) of the definition of Indebtedness plus all obligations of the Guarantor and its consolidated Subsidiaries under the Receivables Facility; provided, however, that if the net proceeds of the issuance and sale of the New Notes shall be deposited at the time of such issuance and sale in the Designated Account, then that portion of the Old Notes not in excess of the amounts in the Designated Account shall be excluded in computing Indebtedness for Borrowed Money until the earlier of (i) the release of such net proceeds from the Designated Account and (ii) October 1, 2006; provided further, that the New Notes will, at all times after the issuance and sale thereof, be included in computing Indebtedness for Borrowed Money.

(b) Section 7.13 of the Term Loan Agreement is hereby amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Guarantor shall not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:

Period	Ratio

Through Fiscal Year 2006	3.50:1.00
Fiscal Year 2007	3.25:1.00
Thereafter	3.00:1.00”

SECTION 2. Representations and Warranties. Each of the Guarantor and the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Term Loan Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) each of the Guarantor and the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Term Loan Agreement as of the date hereof; and

(c) no Event of Default or Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) the Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Guarantor, the Administrative Agent and the Majority Lenders.

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SECTION 4. Amendment Fee. The Guarantor agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 5:00 p.m., New York City time, on March 2, 2006 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.02% of the Commitment of such Lender, whether used or unused, on the Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Guarantor or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Term Loan Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Term Loan Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Term Loan Agreement as modified hereby.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

LAKESIDE FARM INDUSTRIES LTD.,
by: /s/ Dennis Leatherby
Name: Dennis Leatherby
Title: SVP Finance & Treasurer and Interim CFO

TYSON FOODS, INC.,
by: /s/ Dennis Leatherby
Name: Dennis Leatherby
Title: SVP Finance & Treasurer and Interim CFO

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually and as Administrative Agent, by: /s/ Christine Chan
Name: Christine Chan Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BANK OF AMERICA, N.A. CANADA BRANCH

by: /s/ Medina Sales De Andrade

Name: Medina Sales De Andrade

Title: Assistant Vice President

by:________________________________1

Name:

Title:

_________________________

1 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: THE BANK OF NOVA SCOTIA

by: /s/ D.C. Maloney

Name: D.C. Maloney

Title: Managing Director

by:________________________________2

Name:

Title:

_________________________

2 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BNP Paribas (Canada)

by: /s/ Colin Dickinson

Name: Colin Dickinson

Title: Vice President Corporate Banking

by: /s/ Andrew Sclater 3

Name: Andrew Sclater

Title: Vice President Corporate Banking

_________________________

3 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Citibank, N.A. Canadian Branch

by: /s/ Niyousha Zarinpour

Name: Niyousha Zarinpour

Title: Authorized Signer

by:________________________________4

Name:

Title:

_________________________

4 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: HSBC Bank USA, National Association

by: /s/ Robert J. Devir

Name: Robert J. Devir

Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MERRILL LYNCH CAPITAL CANADA INC.

by: /s/ Marcelo Cosma

Name: Marcelo Cosma

Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Mizuho Corporate Bank (Canada)

by: /s/ Robert MacKinnon

Name: Robert MacKinnon

Title: Group Vice President

by:________________________________5

Name:

Title:

_________________________

5 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MORGAN STANLEY SENIOR FUNDING (NOVA SCOTIA), INC.

by: /s/ Daniel Twenge

Name: Daniel Twenge

Title: Vice President

by:________________________________6

Name:

Title:

_________________________

6 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: RABOBANK NEDERLAND, CANADIAN BRANCH

by: /s/ Rommel J. Domingo

Name: Rommel J. Domingo

Title: Vice President

by: /s/ David L. Streeter7

Name: David L. Streeter

Title: Executive Director

_________________________

7 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Sumitomo Mitsui Banking Corporation of Canada

by: /s/ Elwood Langley

Name: Elwood Langley

Title: Vice President

by:________________________________8

Name:

Title:

_________________________

8 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. Bank National Association, Canada Branch

by: /s/ Kevin Jephcott

Name: Kevin Jephcott

Title: Principal Officer

by:________________________________9

Name:

Title:

_________________________

9 For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF MARCH 2, 2006 TO THE LAKESIDE FARM INDUSTRIES LTD. THREE-YEAR TERM LOAN AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Wachovia Capital Finance Corporation (Canada)

by: /s/ Enza Agosta

Name: Enza Agosta

Title: Vice President, Wachovia Capital Finance Corporation (Canada)

by:________________________________10

Name:

Title:

_________________________

10 For Lenders requiring a second signature line.